Item 1: Report to Shareholders

Media & Telecommunications Fund	June 30, 2005

The views and opinions in this report were current as of June 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

Stocks were mixed in June and ended the first six months of 2005 mostly lower. Most stock categories struggled over the first half, except for mid-cap shares and select value segments, which bucked the overall trend. Media and telecommunications stocks delivered powerful returns during the past three months, rebounding sharply following poor performance during the first quarter. Value stocks have outperformed growth across the various market caps for the year so far.

PERFORMANCE COMPARISON
Periods Ended 6/30/05	6 Months	12 Months
Media &
Telecommunications Fund	2.88%	17.80%
S&P 500 Index	-0.81	6.32
Lipper Telecommunications
Funds Average	-1.25	14.32

For the first half of 2005, your fund posted moderate results thanks to strong performance late in the second quarter. Fund returns exceeded those of the unmanaged Standard & Poor’s 500 Index over both the 6- and 12-month periods ended June 30, 2005, and also surpassed those of the Lipper Telecommunications Funds Average due primarily to stock selection in telecom equipment and services. An underweighting in telecom equipment also benefited relative results, as the sector overall underperformed.

MARKET ENVIRONMENT

Since this is our first shareholder report as co-managers of the fund (see shaded box following the signatures at the end of this letter), we would like to take the opportunity to share our views on the media and telecommunications industries. Both industries are experiencing significant changes. In today’s digital era, consumers are increasingly able to control and personalize their consumption of media in marked contrast to the analog era, when companies often controlled the time and form that media were delivered to consumers. The significant investment in global telecommunications infrastructure aids these changing habits by providing inexpensive bandwidth for data to travel, as well as increasing mobility. This change is occurring globally, and it is worth noting that large, successful Internet companies, including Google, Yahoo!, eBay, and Amazon.com—companies that are now all of 10 years old—are already more global in both usage and profits than the vast majority of their “offline” peers. We believe the trends of digital delivery, mobility, user control, and globalization will continue and provide fertile opportunities for your fund.

We are currently taking advantage of these trends by investing significantly in several major themes that constitute a bit more than half of portfolio holdings—most of which contributed positively to first-half performance: the growth of mobile communication in both emerging markets and Canada; the development of a supporting infrastructure for mobile communication and data in the United States via wireless towers; the growing global online advertising market for reaching online consumers; and a view that strong media brands and content companies will successfully serve their customers in various forms—the only theme that failed to deliver positive results so far this year. Our investments in Viacom, owner of the global brands MTV and Nickelodeon, and Univision Communications, owner of the dominant brand in the U.S. for Spanish media, illustrate our commitment to the last theme mentioned. In the first half of 2005, the market focused more on the soft television advertising market and the market share shift to online media than on their underlying brand value. While we do not dispute this shift toward online advertising, we believe these companies’ strong branded content will be able to participate in changing consumer patterns. Accordingly, we plan to capitalize on this phenomenon by investing in strong content and brand companies, since we believe they can benefit from consumers’ increasing ability to tap into content through multiple distribution channels.

PERFORMANCE REVIEW

Stock selection was a key factor in your fund’s strong relative performance over the first half. In particular, our investments in emerging market and Canadian wireless stocks, including America Movil, Telus, and Rogers Communications, benefited results. In addition, positions in wireless tower operators such as American Tower Systems, SpectraSite, and Crown Castle International were significant contributors to performance. Furthermore, holdings in online advertising leaders including Google, NHN, and CNET Networks helped drive performance; Yahoo! was a notable exception in the group. (Please refer to our portfolio of investments for a complete listing of fund holdings and the amount each represents of the portfolio.)

On the negative side of the ledger, sluggish growth and a weakening euro versus the U.S. dollar hampered the performance of almost all of our major European holdings, including wireless operator Vodafone and Pay TV operators Sogecable and British Sky Broadcasting. In the U.S., increasing concern about competition from telecom companies trimmed results for cable companies Comcast and Time Warner. In addition, worries about a move by consumers toward new media reined in the performance of Viacom and News Corporation.

Regarding purchases and sales, the Major Portfolio Changes table following this letter highlights our most significant activity in the first half. Included among new portfolio positions and additional purchases of existing holdings are Rogers Communications and Telus, while Sogecable was among our major sales. We increased our shares of Telus and Rogers Communications because of our positive multiyear view of opportunities in Canadian wireless, which is driven by growing market penetration. Canada is roughly two years behind similar economic markets and is able to maintain strong pricing power because market share is evenly distributed among three rational competitors. Capable managements are at the helm of both companies mentioned. Rogers Communications recently purchased a key competitor, prompting us to forecast that a more predictable competitive environment would benefit our investments in this area.

Sogecable is an entirely different story. Over the past two years, the share price rose dramatically as the company consolidated two satellite platforms into one. It evolved from a company with a weak balance sheet facing a tough competitor into a dominant provider of premium multichannel content. Investors recognized the value of the firm’s satellite assets and drove the stock to a level where it appeared to be fully valued. Accordingly, we used the opportunity to significantly reduce our investment stake in the company. While we remain positive about the underlying satellite business and prospects for the company, we decided to reduce our position to reflect the lower margin of safety.

Our other purchases and sales could be described in similar terms. Most of our purchases were in companies that we believe are increasingly well positioned to benefit from business, regulatory, or consumer trends, and most sales reflected situations in which valuations had reached unsustainable levels, in our view, or businesses that were no longer positioned to succeed in the changing market environment.

At the end of June, 48% of the portfolio was invested in media compared with 49% at the end of December, 42% was in telecom services compared with 41% six months ago, and the remaining 10% was allocated mostly to software and telecom equipment. The portfolio’s major holdings included Telus, Rogers Communications, America Movil, Time Warner, and Crown Castle International.

OUTLOOK

Looking ahead, it strikes us that the second half of the year presents both opportunity and an element of uncertainty. The Federal Reserve has raised short-term interest rates nine times since June 2004, and investors are right to fret about when this tightening policy will conclude. They are also concerned about the effect of high oil prices on consumer spending. In addition, wars in Iraq and Afghanistan threaten global stability, and the horrific attacks in London all too vividly reminded us of the risks of terrorism. Yet, the underlying technological forces driving both the increased usage and importance of global communications continue, and the opportunities they create for companies in our industries spur optimism about investing in the broad media and telecommunications sector.

Thomas L. Friedman’s recent bestseller, The World Is Flat, lucidly dramatizes the increasing globalization of various industries and markets—many of which dovetail with your fund’s investments. We agree that communications and media will continue to grow in importance as country and trading barriers are lowered further. It is our intention to identify sound investments in durable companies positioned to prosper from present and future opportunities, while remaining disciplined in our assessment of underlying economic trends and share price valuations. We look forward to seeking out investment opportunities on your behalf and remain sanguine about prospects for the fund in coming months. We will update you on our progress at the end of the year.

We appreciate your continued support and confidence in T. Rowe Price.

Respectfully submitted,

P. Robert Bartolo

Henry M. Ellenbogen
Cochairmen of the fund’s Investment Advisory Committee
July 21, 2005

The committee cochairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

CHANGE IN MANAGEMENT

On April 1, 2005, P. Robert Bartolo and Henry M. Ellenbogen became cochairmen of the Media & Telecommunications Fund’s investment advisory committee with joint responsibility for the day-to-day management of the fund’s portfolio. They replaced Robert N. Gensler who moved on to assume new responsibilities within the firm. Rob Gensler will remain president of the fund and will advise Henry Ellenbogen and Rob Bartolo in their new roles. Rob Bartolo is a graduate of the University of Southern California and earned his M.B.A. from the University of Pennsylvania’s Wharton School. Before joining T. Rowe Price in 2002 as a telecom analyst, he worked for Deloitte & Touche for three years and was director of finance for MGM Mirage. Henry Ellenbogen joined T. Rowe Price in April 2001 and has established a successful track record as a media and Internet analyst. He graduated magna cum laude from Harvard, holds a J.D. from Harvard Law School, and an M.B.A. from Harvard Business School where he was a Baker Scholar. The investment team’s core philosophy and approach to investing remain unchanged, and we anticipate a smooth transition in the management of the fund.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Companies in media and telecommunications industries are subject to the risks of rapid obsolescence, lack of investor or consumer acceptance, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, intense competition, and a dependency on patent and copyright protection.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
6/30/05
Telus	5.5%
Rogers Communications	5.1
America Movil	4.8
Time Warner	4.4
Crown Castle International	3.8
SpectraSite	3.6
Nextel Partners	3.5
Vodafone	3.5
Nextel Communications	3.3
Google	3.2
Sprint	2.9
Yahoo!	2.9
Comcast	2.7
Nokia	2.3
Viacom	2.3
American Tower Systems	2.3
Corning	2.3
Singapore Telecommunications	2.0
Wynn Resorts	1.9
News Corp	1.9
Research In Motion	1.7
CNET Networks	1.7
Liberty Media	1.7
Univision Communications	1.5
NTL	1.4
Total	72.2%

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

6 Months Ended 6/30/05

Best Contributors		Worst Contributors

Google	31¢	Time Warner	-19¢
Corning	27	Sogecable	16
Rogers Communications	27	Vodafone	15
SpectraSite	23	News Corp	13
Telus	21	eBay **	12
Crown Castle International	20	Multimedia Games **	11
Nextel Partners	20	Red Hat **	9
America Movil	17	International Game Technology	9
NII Holdings	9	Comcast *	7
American Tower Systems	8	Viacom	7
Total	203¢	Total	-118¢

12 Months Ended 6/30/05

Best Contributors		Worst Contributors

America Movil	80¢	Multimedia Games **	-40¢
Google *	46	International Game Technology	25
SpectraSite	37	IAC/InterActiveCorp **	17
Telus	36	Red Hat ***	10
Rogers Communications	35	Cisco Systems **	9
Corning *	28	Sogecable	7
Crown Castle International	28	British Sky Broadcasting	7
Vodafone	26	Okinawa Cellular Telephone **	6
Nextel Partners	23	Viacom	6
Sprint	22	Comcast	5
Total	361¢	Total	-132¢

*** Position added
*** Position eliminated
*** Position added and eliminated

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN
This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 6/30/05	1 Year	5 Years	10 Years

Media & Telecommunications Fund	17.80%	0.17%	15.07%

S&P 500 Stock Index	6.32	-2.37	9.94

Lipper Telecommunications Funds Average	14.32	-16.34	7.14

Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.
Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 to 6/30/05
Actual	$1,000.00	$1,028.80	$4.78
Hypothetical (assumes 5%
return before expenses)	$1,000.00	$1,020.08	$4.76
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.95%), multiplied
* by the average account value over the period, multiplied by the number of days in the most recent fiscal
* half year (181) divided by the days in the year (365) to reflect the half-year period.

Unaudited

FINANCIAL HIGHLIGHTS			For a share outstanding throughout each period

	6 Months	Year
	Ended	Ended
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$28.43	$22.51	$14.43	$20.15	$21.65	$39.99

Investment activities
Net investment
income (loss)	(0.04)	(0.07)	(0.09)	(0.05)	(0.09)	0.40
Net realized and
unrealized gain (loss)	0.86	5.99	8.17	(5.67)	(1.41)	(9.77)

Total from
investment activities	0.82	5.92	8.08	(5.72)	(1.50)	(9.37)

Distributions
Net investment income	–	–	–	–	–	(0.37)
Net realized gain	–	–	–	–	–	(8.60)

Total distributions	–	–	–	–	–	(8.97)

NET ASSET VALUE
End of period	$29.25	$28.43	$22.51	$14.43	$20.15	$21.65

Ratios/Supplemental Data
Total return^	2.88%	26.30%	55.99%	(28.39)%	(6.93)%	(25.11)%
Ratio of total expenses to
average net assets	0.95%†	0.96%	1.10%	1.15%	1.08%	0.94%
Ratio of net investment
income (loss) to average
net assets	(0.31)%†	(0.30)%	(0.51)%	(0.31)%	(0.39)%	1.07%
Portfolio turnover rate	90.7%†	107.6%	123.5%	184.9%	241.1%	197.5%
Net assets, end of period
(in thousands)	$874,341	$876,267	$665,182	$421,070	$674,518	$797,856

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
** Per share amounts calculated using average shares outstanding method.
†	Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	Shares	Value
(Cost and value in $ 000s)

COMMON STOCKS 99.4%

MEDIA 47.7%
Advertising 0.9%
Omnicom	100,000	7,986
		7,986
Broadcasting 1.5%
Univision Communications, Class A *	464,100	12,786
		12,786
Cable/ Satellite 13.0%
British Sky Broadcasting (GBP)	1,250,000	11,787
Cablevision Systems, Class A *	305,000	9,821
Comcast, Class A *	775,000	23,211
EchoStar Communications, Class A	98,500	2,970
NTL *	175,000	11,973
Rogers Communications, Class B	1,350,000	44,388
Sogecable (EUR) *	275,000	9,749
		113,899
Gaming 4.0%
Harrah's Entertainment	30,000	2,162
International Game Technology	250,000	7,037
Station Casinos	60,000	3,984
WMS Industries *	150,000	5,063
Wynn Resorts *	360,000	17,017
		35,263
Internet 13.2%
Amazon.com *	355,000	11,744
Autobytel *	640,000	3,091
CNET Networks *	1,250,000	14,675
Google, Class A *	95,000	27,944
Monster Worldwide *	150,000	4,302
NCsoft (KRW) *	120,000	8,881
NHN (KRW) *	45,000	4,620
Overstock.com *	95,000	3,382
RBC Information Systems ADR *	14,700	250
Sina *	357,000	9,960
The Knot *	196,400	1,306
Yahoo! *	720,000	24,948
		115,103
Media & Entertainment 11.8%
Central European Media Enterprises *	90,000	4,354
Dreamworks Animation, Class A *	160,000	4,192
Liberty Media, Class A *	1,440,000	14,674
News Corp., Class A	1,030,000	16,665
Time Warner *	2,300,000	38,433
Viacom, Class B	635,000	20,333
Zee Telefilms (INR)	1,250,000	4,468
		103,119
Publishing 2.0%
McGraw-Hill	150,000	6,638
Scripps, Class A	215,000	10,492
		17,130
Radio/ Outdoor Advertising 1.3%
Lamar Advertising *	269,000	11,505
		11,505
Total Media		416,791

SOFTWARE 3.7%
Applications Software 0.9%
NAVTEQ *	215,000	7,994
		7,994
Consumer Software 2.5%
Activision *	535,000	8,838
THQ *	375,000	10,976
Ubisoft Entertainment (EUR) *	47,000	2,345
		22,159
Systems Software 0.3%
VeriSign *	71,400	2,054
		2,054
Total Software		32,207

TELECOM EQUIPMENT 5.6%
Wireless Equipment 3.3%
Nokia ADR	530,000	8,819
Nokia (EUR)	700,000	11,647
QUALCOMM	250,000	8,253
		28,719
Wireline Equipment 2.3%
Corning *	1,195,000	19,861
		19,861
Total Telecom Equipment		48,580

TELECOM SERVICES 42.4%
Wireless - Domestic 19.7%
Alamosa Holdings *	65,000	904
American Tower Systems, Class A *	960,000	20,179
Crown Castle International *	1,628,000	33,081
Nextel Communications, Class A *	900,000	29,079
Nextel Partners, Class A *	1,230,000	30,959
SpectraSite *	422,000	31,409
Sprint	995,000	24,965
Ubiquital *	120,000	979
US Unwired, Class A *	200,000	1,164
		172,719
Wireless-International 15.2%
America Movil ADR, Series L	707,000	42,144
Bharti Televentures (INR) *	1,100,000	6,384
China Unicom (HKD)	5,000,000	4,199
KT Freetel (KRW)	325,000	7,518
MTN Group (ZAR)	585,000	3,873
NII Holdings, Class B *	148,000	9,463
Orascom Telecom Holding GDR	48,600	2,444
Partner Communications ADR *	600,000	4,332
Research In Motion *	204,000	15,045
Starhub (SGD) *	5,000,000	5,416
Telesp Celular ADR *	350,000	1,495
Vodafone (GBP)	5,470,000	13,299
Vodafone ADR	710,000	17,267
		132,879
Wireline- International 7.5%
Singapore Telecommunications (SGD)	10,500,000	17,251
Telus (Non-voting shares)	1,419,000	48,260
		65,511
Total Telecom Services		371,109
Total Common Stocks (Cost $741,476)		868,687

SHORT-TERM INVESTMENTS 0.5%

Money Market Fund 0.5%
T. Rowe Price Government Reserve Investment Fund, 2.94% #†	4,765,356	4,765
Total Short-Term Investments (Cost $4,765)		4,765

Total Investments in Securities
99.9% of Net Assets (Cost $746,241)		$ 873,452

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Seven-day yield
*	Non-income producing
†	Affiliated company – See Note 5
ADR	American Depository Receipts
EURO	Euro
GBP	British pound
GDR	Global Depository Receipts
HKD	Hong Kong dollar
INR	Indian rupee
KRW	South Korean won
SGD	Singapore dollar
ZAR	South African rand

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value
Affiliated companies (cost $4,765)	$4,765
Non-affiliated companies (cost $741,476)	868,687

Total investments in securities	873,452
Dividends receivable	943
Receivable for investment securities sold	1,743
Receivable for shares sold	839
Other assets	1

Total assets	876,978

Liabilities
Investment management fees payable	472
Payable for investment securities purchased	965
Payable for shares redeemed	931
Due to affiliates	150
Other liabilities	119

Total liabilities	2,637

NET ASSETS	$874,341

Net Assets Consist of:
Undistributed net investment income (loss)	$(1,283)
Undistributed net realized gain (loss)	(134,549)
Net unrealized gain (loss)	127,212
Paid-in-capital applicable to 29,895,340 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized	882,961

NET ASSETS	$874,341

NET ASSET VALUE PER SHARE	$29.25

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
6/30/05
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $284)	$2,668
Securities lending	30

Total income	2,698

Expenses
Investment management	2,771
Shareholder servicing	978
Custody and accounting	86
Prospectus and shareholder reports	83
Registration	39
Proxy and annual meeting	14
Legal and audit	8
Directors	4
Miscellaneous	4

Total expenses	3,987
Expenses paid indirectly	(6)

Net expenses	3,981

Net investment income (loss)	(1,283)

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities (net of foreign taxes of $541)	59,028
Foreign currency transactions	(237)

Net realized gain (loss)	58,791

Change in net unrealized gain (loss)
Securities	(34,244)
Other assets and liabilities
denominated in foreign currencies	(8)

Change in net unrealized gain (loss)	(34,252)

Net realized and unrealized gain (loss)	24,539

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$23,256

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	6/30/05	12/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,283)	$(2,231)
Net realized gain (loss)	58,791	143,078
Change in net unrealized gain (loss)	(34,252)	36,594

Increase (decrease) in net assets from operations	23,256	177,441

Capital share transactions *
Shares sold	76,605	177,817
Shares redeemed	(101,787)	(144,173)

Increase (decrease) in net assets from capital
share transactions	(25,182)	33,644

Net Assets
Increase (decrease) during period	(1,926)	211,085
Beginning of period	876,267	665,182

End of period	$874,341	$876,267

(Including undistributed net investment income (loss) of
$(1,283) at 6/30/05 and $0 at 12/31/04)

*Share information
Shares sold	2,749	7,211
Shares redeemed	(3,679)	(5,935)

Increase (decrease) in shares outstanding	(930)	1,276

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Media & Telecommunications Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 13, 1993. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $89,000 for the six months ended June 30, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis.

Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2005, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $381,075,000 and $409,325,000, respectively, for the six months ended June 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2005.

The fund intends to retain realized gains to the extent of available capital loss carry-forwards. As of December 31, 2004, the fund had $193,266,000 of unused capital loss carryforwards, of which $38,570,000 expire in 2009, and $154,696,000 expire in 2010.

At June 30, 2005, the cost of investments for federal income tax purposes was $746,241,000. Net unrealized gain aggregated $127,212,000 at period-end, of which $145,964,000 related to appreciated investments and $18,752,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2005, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and record-keeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2005, expenses incurred pursuant to these service agreements were $32,000 for Price Associates, $609,000 for T. Rowe Price Services, Inc., and $106,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended June 30, 2005, dividend income from the Reserve Funds totaled $65,000, and the value of shares of the Reserve Funds held at June 30, 2005 and December 31, 2004 was $4,765,000 and $2,642,000, respectively.

As of June 30, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 85,652 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Media & Telecommunications Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2005